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                                                               EXHIBIT 10(b)(19)


                                AMENDMENT NO. 23

                                     TO THE

                               UPS RETIREMENT PLAN

                    (As Amended and Restated January 1, 1976)


         WHEREAS, United Parcel Service of America, Inc. and its affiliated corporations established the UPS Retirement Plan ("Plan") for the benefit of their eligible employees, in order to provide benefits to those employees upon their retirement, disability, or death, effective as of September 1, 1961; and

         WHEREAS, the UPS Retirement Plan was amended and restated in its entirety, replacing all of the provisions of the Plan then in effect, effective as of January 1, 1976, to comply with the Employee Retirement Income Security Act of 1974; and

         WHEREAS, the Plan has been amended on a number of occasions since January 1, 1976; and

         WHEREAS, it is desired to amend the Plan further to increase the maximum years of Benefit Service considered in determining the monthly pension payable under the Plan and to increase the earnings threshold under the alternative formula for certain participants.

         NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 7.1 of the Plan, the UPS Retirement Plan is hereby amended as follows, effective for Participants who have at least one Hour of Service as an Employee on or after January 1, 1997:

         1.       Section 5.2(a)(1) hereby is amended to read as follows:

                           (1)(A) For a Participant who does not have at least
                  one Hour of Service as an Employee on or after January 1, 1997, 1/12th of 50 percent of a Participant's Final Average Compensation (as defined under the terms of this Plan as of the date of the Participant's retirement or other termination of employment) less 1/12th of 50 percent of his or her Social Security Amount where a Participant has 30 or more years of Benefit Service. If a Participant has less than 30 years of Benefit Service at his or her Annuity Starting Date, his or her monthly benefit will be the amount calculated above multiplied by a fraction, the numerator of which is the number of years of Benefit Service to his or her Annuity Starting Date, and the denominator of which is 30. However, in no event shall the monthly benefit determined above be less than the highest retirement benefit that could have been payable to the Participant on an Early Retirement Date (adjusted for any increases since such Early Retirement Date in the Primary Old Age Insurance Benefit under the Federal Social Security Act).
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                           In the case of a Participant with at least one Hour
                  of Service as an Employee on or after January 1, 1992 for whom the Normal Form of benefit is a single life annuity, the benefit calculated in accordance with this paragraph (1) shall not be less than the Participant's accrued benefit, if any, calculated in accordance with this paragraph (1) and payable in the form of a single life annuity with a guarantee of 120 monthly payments, but taking into account for this purpose only that Compensation earned by the Participant through December 31, 1991 and Benefit Service earned by him or her through December 31, 1992.

                           (1)(B) For a Participant who has at least one Hour of
                  Service as an Employee on or after January 1, 1997, 1/12th of
                  58.33 percent of a Participant's Final Average Compensation (as defined under the terms of this Plan as of the date of the Participant's retirement or other termination of employment) less 1/12th of 58.33 percent of his or her Social Security Amount where a Participant has 35 or more years of Benefit Service. If a Participant has less than 35 years of Benefit Service at his or her Annuity Starting Date, his or her monthly benefit will be the amount calculated above multiplied by a fraction, the numerator of which is the number of years of Benefit Service to his or her Annuity Starting Date, and the denominator of which is 35. However, in no event shall the monthly benefit determined above be less than the highest retirement benefit that could have been payable to the Participant on an Early Retirement Date (adjusted for any increases since such Early Retirement Date in the Primary Old Age Insurance Benefit under the Federal Social Security Act).

         2.       Section 5.2(a)(2)(B) hereby is amended to read as follows:

                           (B)(i) For a Participant with at least one Hour of
                  Service as an Employee on or after January 1, 1992 but without at least one Hour of Service as an Employee on or after January 1, 1997, the sum of

                                    (I) 1/12th of two percent (2%) of the
                           Participant's Final Average Compensation up to $48,000, multiplied by his or her years of Benefit Service to a maximum of 30; plus

                                    (II) 1/12th of one-half of one percent
                           (0.5%) of the Participant's Final Average
                           Compensation in excess of $48,000, multiplied by his or her years of Benefit Service to a maximum of 30.

                           (B)(ii) For a Participant with at least one Hour of
                  Service as an Employee on or after January 1, 1997, the sum of



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                                    (I) 1/12th of two percent (2%) of the
                           Participant's Final Average Compensation up to the Threshold Amount, multiplied by his or her years of Benefit Service to a maximum of 35; plus

                                    (II) 1/12th of one-half of one percent
                           (0.5%) of the Participant's Final Average
                           Compensation in excess of the Threshold Amount, multiplied by his or her years of Benefit Service to a maximum of 35.

                           For purposes of this subparagraph (2)(B)(ii), the term "the Threshold Amount" means $48,000 for a Participant who was born in 1957 or later, $54,000 for a Participant who was born in or after 1951 but before 1957 and $60,000 for a Participant born in 1950 or earlier.

                  Notwithstanding the foregoing, the benefit calculated in accordance with this subparagraph (2)(B) shall not be less than the Participant's accrued benefit, if any, calculated in accordance with subparagraph (2)(A) and payable in the form of a single life annuity with a guarantee of 120 monthly payments, taking into account all Benefit Service earned by the Participant through December 31, 1992.


         IN WITNESS WHEREOF, United Parcel Service of America, Inc. based upon action by its Board of Directors, has caused this Amendment No. 23 to be executed this 21st day of December, 1998.


ATTEST:                                 UNITED PARCEL SERVICE OF
                                        AMERICA, INC.

/s/ Joseph R. Moderow                   /s/ James P. Kelly
----------------------------            ------------------------------
Secretary                               Chairman


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